SMITH BARNEY CORE PLUS BOND FUND, INC.

Sub-Item 77I

Registrant incorporates by reference Registrant's Other Definitive Proxy Statement dated February 8, 2005 filed on February 8, 2005.
(Accession No. 0001193125-05-022185)